UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

Greenwood Hall, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-184796	99-0376273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Suite 1030, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 907-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 5, 2016, representatives of the Company began making presentations regarding the Company to prospective investors, using slides containing the information furnished with this Current Report on Form 8-K as Exhibit 99.1 (the “Slides”). The Company expects to use the Slides, in whole or in part, and possibly with modifications, in connection with presentations to prospective investors, analysts and other third parties commencing on July 5, 2016.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make by press release or otherwise, from time-to-time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

On July 5, 2016, Greenwood Hall, Inc.’s (the “Company”) subsidiary, PCS Link, Inc. (“PCS”), entered into a confidential settlement agreement (“Robin Hood Settlement Agreement”) with the Robin Hood Foundation (“Robin Hood”) and Patriot Communications, LLC. (“Patriot”), a client of the Company, regarding, among other things, the resolution of all claims associated with a lawsuit filed by Robin Hood against Patriot. The suit was filed on August 31, 2013 in the Superior Court of the State of California for the County of Los Angeles (Central District) for breach of contract and failure to perform, including, among other things, intentional tort claims, seeking relief in an amount of not less than $5,000,000 (collectively, the “Action”). Since the Action was filed, both Patriot and the Company have denied all claims made thereunder and engaged in a rigorous defense. Neither Robin Hood, PCS, Patriot, nor the other defendants named in the Action admitted to any guilt, wrong-doing, or liability as part of the Robin Hood Settlement Agreement.

Pursuant to the Robin Hood Settlement Agreement and in order to avoid the continued cost and uncertainty of litigation, the Company agreed to contribute to an omnibus settlement amount (“Omnibus Settlement Amount”) that will be paid to Robin Hood and funded by the Company, Patriot, and other defendants in the Acton. The Company’s direct cash contribution to settle the Action was $ 400,000 (“PCS Settlement Contribution”). Approximately $380,000 of the PCS Settlement Contribution is to be paid by the Company’s insurance carrier, and the remaining $20,000 will be paid by the Company. In return for the Omnibus Settlement Amount, Robin Hood agreed to a) release the Company and the Company’s Chief Executive Officer, John Hall (“Hall”), in his individual capacity, from all claims, b) dismiss the Action against the Company within ten (10) days of executing the Robin Hood Settlement Agreement, and c) refrain from pursuing an appeal of Hall’s dismissal from the Action by the Superior Court.

The Action also included a cross-complaint filed by Patriot against PCS. As part of a full resolution of the Action and in order to avoid the continued cost and uncertainty of litigation, PCS entered into a separate confidential settlement agreement (“the Patriot Settlement Agreement”) with Patriot, pursuant to which PCS agreed to enter into a new five (5) year Master Services Agreement (“MSA”) with Patriot that extends the current service relationship between the Company and Patriot. The MSA shall provide certain preferential pricing and terms to Patriot and shall require PCS to provide services to Patriot through October of 2021. In return, Patriot has agreed to a) release all claims against PCS and b) dismiss its counter-complaint against PCS within ten (10) days of execution of the Robin Hood Settlement Agreement.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the Company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Any statements made in this press release about Greenwood Hall’s future financial condition, results of operations, expectations, plans, or prospects, including the information under the heading “Financial Outlook” constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “on track,” “trends or trending,” and/or similar expressions. These forward-looking statements are based on Greenwood Hall’s current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the risk factors described in Greenwood Hall’s Annual Report on Form 10-K for the period ended August 31, 2015, that are incorporated herein by reference. Any forward-looking statement in this report speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, Greenwood Hall does not intend to update or revise the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Investor Relations Slideshow in use beginning July 5, 2016 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWOOD HALL, INC.
Date: July 5, 2016
	By:	/s/ John Hall
Name: John Hall
Title: Chief Executive Officer